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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                November 3, 1998


                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   0-21168                         13-3253392
          ------------------------     ------------------------------------
          (Commission File Number)     (IRS Employer Identification Number)


         5 East 80th Street, New York, New York            10021
        ----------------------------------------         ----------
        (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code (212) 717-6544
        -----------------------------------------------------------------
                               Page 1 of 44 pages

                         Exhibit Index located on page 4

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                                EXPLANATORY NOTE

     This Current Report on Form 8-K/A amends and restates in their entirety the text of Item 7 of the Company's Current Report on Form 8-K and
     Exhibit 10.1 thereto filed with the Securities and Exchange Commission on November 3, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits:

+10.1 Manufacturing Agreement, by and between the Company and Nova Biomedical Corporation, dated as of November 3, 1998.

+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.


                                        2

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHROMATICS COLOR SCIENCES
                                  INTERNATIONAL, INC.

                                           By: /s/ Darby S. Macfarlane
                                               ---------------------------------
                                               Name:  Darby S. Macfarlane
                                               Title: Chief Executive Officer

Date:      November 19, 1999


                                        3

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                                  EXHIBIT INDEX

Document                                                               Page No.

+10.1   Manufacturing Agreement, by and between the Company and
        Nova Biomedical Corporation,                                       5
        dated as of November 3, 1998.

+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.


                                  4